Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Rights [Abstract]
MORTGAGE SERVICING RIGHTS
22.	MORTGAGE SERVICING RIGHTS

The Company follows the authoritative guidance under ASC 860-50—Servicing Assets and Liabilities to account for its MSRs. Effective January 1, 2011, the Company elected the fair value measurement method to value its existing mortgage servicing assets at fair value in accordance with ASC 860-50. Under the fair value measurement method, the Company records its MSRs on its consolidated statements of financial condition as a component of other assets at fair value with changes in fair value recorded as a component of service charges and other income in the Company’s consolidated statements of operations for each period. During the years ended December 31, 2011, 2010 and 2009, the Company recognized $107 thousand, $112 thousand, and $139 thousand of servicing fee income, respectively.

The following is an analysis of the activity in the Company’s residential MSRs for the years ended December 31, 2011, 2010 and 2009:

	00000000	00000000	00000000
	Residential
	Mortgage Servicing Rights
	Years Ended December 31,
Dollars in thousands	2011	2010	2009
Balance, January 1,	$268	$297	$399
Additions	507	—	—
Amortization	—	(78)	(102)
Increases (decreases) in fair value due to:
Changes in valuation input or assumptions	(73)	49	—
Paydowns	(55)	—	—

Balance, December 31,	$647	$268	$297

The Company uses assumptions and estimates in determining the fair value of MSRs. These assumptions include prepayment speeds, discount rates, escrow earnings rates and other assumptions. The assumptions used in the valuation were based on input from buyers, brokers and other qualified personnel, as well as market knowledge. At December 31, 2011, the key assumptions used to determine the fair value of the Company’s MSRs included a lifetime constant prepayment rate equal to 18.50%, a discount rate equal to 8.51% and an escrow earnings credit rate equal to 1.32%.

At December 31, 2011, the sensitivity of the current fair value of the residential mortgage servicing rights to immediate 10% and 20% favorable and unfavorable changes in key economic assumptions are included in the following table.

Residential
Mortgage Servicing Rights
Dollars in thousands	December 31, 2011
Fair value of residential mortgage servicing rights	$647

Composition of residential loans serviced for others:
Fixed-rate mortgage loans	99%
Adjustable-rate mortgage loans	1
Total

Weighted average life	4.0 yrs

Prepayment speed	18.50%
Effect on fair value of a 20% increase	$(64)
Effect on fair value of a 10% increase	(34)
Effect on fair value of a 10% decrease	38
Effect on fair value of a 20% decrease	80

Discount rate	8.51%
Effect on fair value of a 20% increase	$(29)
Effect on fair value of a 10% increase	(15)
Effect on fair value of a 10% decrease	15
Effect on fair value of a 20% decrease	32

Escrow earnings credit	1.32%
Effect on fair value of a 20% increase	$9
Effect on fair value of a 10% increase	4
Effect on fair value of a 10% decrease	(5)
Effect on fair value of a 20% decrease	(9)

The sensitivity calculations above are hypothetical and should not be considered to be predictive of future performance. As indicated, changes in fair value based on adverse changes in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, in this table, the effect of an adverse variation in a particular assumption on the fair value of the mortgage servicing rights is calculated without changing any other assumption; while in reality, changes in one factor may result in changes in another (for example, increases in market interest rates may result in lower prepayments), which may magnify or counteract the effect of the change.